UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2007

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On August 8, 2007, Jarden Corporation (the “Company” or “Jarden”) entered into Amendment No. 8 (the “Credit Amendment”) to its Credit Agreement, dated as of January 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, as borrower, the lenders and letters of credit issuers parties thereto, Lehman Commercial Paper, Inc., as administrative agent, Citicorp USA, Inc., as syndication agent, and Bank of America, N.A., National City Bank of Indiana and SunTrust Bank, as co-documentation agents. The Credit Amendment was entered into in order to document a facilities increase permitted under the existing Credit Agreement in an aggregate principal amount of $725 million (the “Third Facilities Increase”) which funds, combined with funds borrowed under the Receivables Securitization Facility (as defined below), were used primarily to pay the cash consideration of the K2 Acquisition (as defined in Item 2.01) (See Item 2.01 for a description of the K2 Acquisition). The Third Facilities Increase consisted of incremental term loans in an aggregate principal amount of $700 million and a revolving commitment increase in an aggregate principal amount of $25 million.

In connection with the execution of the Credit Amendment, each existing guarantor under the Credit Agreement consented to the terms of the Credit Amendment and agreed that the terms of the Credit Amendment shall not affect in any way its obligations and liabilities under any loan document by executing that certain Consent, Agreement and Affirmation of Guaranty (the “Consent, Agreement and Affirmation of Guaranty”).

A copy of the Credit Amendment and Consent, Agreement and Affirmation of Guaranty are attached to this current report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference as though they were fully set forth herein. The foregoing summary description of the Credit Amendment and the Consent, Agreement and Affirmation of Guaranty and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Credit Amendment and the Consent, Agreement and Affirmation of Guaranty.

Amendment to Existing Receivables Securitization Facility

On August 8, 2007, the Company and/or certain of its subsidiaries entered into the following agreements relating to its existing receivables securitization facility (the “Receivables Securitization Facility”): (i) an Amended and Restated Loan Agreement by and among the Company, as initial servicer, Jarden Receivables, LLC, as borrower, Three Pillars Funding, LLC, as lender (the “Lender”) and SunTrust Robinson Humphrey, Inc., as administrative agent (the “A&R Loan Agreement”); (ii) an Amended and Restated Receivables Contribution and Sales Agreement by and among Earth Products, Inc., JT Sports, LLC, K-2 Corporation, K-2 International, Inc., K-2 Internet Company, LLC, K2 Snowshoes, Inc., Ride Manufacturing, Inc,

Sitca Corporation, Marmot Mountain, LLC, Sports Recreation Company Ltd., Rawlings Sporting Goods Company, Inc., Shakespeare Industries, Inc., Penn Fishing Tackle Mfg. Co., Sea Striker Inc., Shakespeare All Star Acquisition LLC, Shakespeare Company, LLC, Shakespeare Conductive Fibers, LLC, Sevca, LLC, SMCA, Inc., Stearns Inc., Hearthmark, LLC, Pure Fishing, Inc., The United States Playing Card Company, Pine Mountain Corporation (the foregoing parties collectively referred to as the “New Originators”), The Coleman Company, Inc., Sunbeam Products, Inc. and Jarden Receivables, LLC (the “A&R RCS Agreement”); (iii) an Amended and Restated Lender Note executed by Jarden Receivables, LLC in favor of the Lender (the “A&R Note”); and (iv) an acknowledgement of continued Performance Undertaking executed by the Company (the “Acknowledgement”, and collectively with the A&R Loan Agreement, the A&R RCS Agreement, and the A&R Note, the “Amended Securitization Documents”). The Amended Securitization Documents were entered into in order to, among other things, add the New Originators, each of which are direct or indirect subsidiaries of the Company, to the Receivable Securitization Facility in order to increase its borrowing base availability thereunder.

Each of the Amended Securitization Documents are attached to this current report on Form 8-K as Exhibits 10.3 through 10.6 and each is incorporated herein by reference as though it were fully set forth herein. The foregoing summary description of the Amended Securitization Documents and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Amended Securitization Documents.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 8, 2007, the Company completed its acquisition of K2, Inc, (“K2”), a premier, branded consumer products company with a portfolio of leading brands including Adio®, Brass Eagle®, Ex Officio®, K2®, Marker®, Marmot®, Penn®, Pflueger®, Sevylor®, Shakespeare®, Stearns®, Rawlings®, Ride®, Völkl® and Worth®.

Pursuant to the terms of the Agreement and Plan of Merger, dated as of April 24, 2007, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 30, 2007 (the “Merger Agreement”), the Company acquired K2 through a newly formed wholly owned subsidiary (the “K2 Acquisition”) for a combined transaction value of approximately $1.2 billion, including the assumption or repayment of indebtedness. The K2 shareholders voted to approve the K2 Acquisition at a special meeting of shareholders held on August 8, 2007.

K2 shareholders received $10.85 in cash and .1118 shares of common stock of the Company for each share of K2 common stock held by the shareholders of K2 at the closing of the K2 Acquisition. The aggregate cash payment was approximately $533,665,000 (the “Cash Consideration”), including payments in respect of options and other stock awards held by employees of K2 and payments in respect of fractional shares of K2 common stock. The aggregate amount of shares of common stock of the Company to be issued to shareholders of, and holders of options of, K2 is approximately 5.5 million. Shares of K2 common stock held by the Company and any subsidiaries of the Company were cancelled and retired.

The Cash Consideration was financed through funds obtained in the Third Facilities Increase (as described above in Item 1.01) and under the A&R Loan Agreement (as described above in Item 1.01).

A copy of the Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, Date of Event – April 24, 2007, filed with the Commission on April 27, 2007, and is incorporated herein by reference as though fully set forth herein. A copy of Amendment No. 1 to the Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, Date of Event – July 30, 2007, filed with the Commission on August 1, 2007, and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the K2 Acquisition is not intended to be complete and is qualified in its entirety by the complete text of the Merger Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Form 8-K under the caption “Amendment to Credit Agreement,” which discussion is incorporated herein by this reference.

Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Form 8-K under the caption “Amendment to Existing Receivables Securitization Facility,” which discussion is incorporated herein by this reference.

Item 8.01 Other Events

K2 Tender Offer

In connection with the K2 Acquisition, K2, as part of its previously announced tender offer and consent solicitation (the “K2 Tender Offer”), purchased $198,955,000, or 99.48%, of the aggregate principal amount of its $200,000,000 total outstanding 7 3/8% Senior Notes due 2014 (the “Notes”) for an aggregate amount of $215,098,181.10 (the “K2 Tender Offer Consideration”), which included $1,073.56 (included in such amount was a consent fee of $30.00 per $1,000.00 principal amount of the Notes) for each $1,000.00 principal amount of the Notes plus accrued and unpaid interest. As a result of the purchase of the Notes by K2, amendments to the Indenture pursuant to which the Notes were issued, effected by an Eighth Supplemental Indenture, became operative.

The K2 Tender Offer Consideration was financed through funds obtained in the Third Facilities Increase (as described above in Item 1.01), under the A&R Loan Agreement (as described above in Item 1.01) and cash on hand.

The K2 Tender Offer will expire at 11:59 P.M. New York City time, on Tuesday, August 14, 2007, unless extended or earlier terminated by K2 in accordance with the terms of the Offer to Purchase that K2 has distributed to holders of the Notes.

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The offer to purchase the Notes is only being made pursuant to the K2 Tender Offer documents, including the Offer to Purchase that K2 has distributed to holders of the Notes. The K2 Tender Offer is not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the K2 Tender Offer is required to be made by a licensed broker or dealer, it shall be deemed to be made by Lehman Brothers Inc., the Dealer Manager for the K2 Tender Offer, on behalf of K2.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Business Acquired.

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the financial statements required to be filed under paragraph (a) of this Item 9.01 will be filed as soon as practicable, but not later than the time required by Item 9.01 of Form 8-K.

(b) Pro Forma Financial Information.

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the pro forma financial information required to be filed under paragraph (b) of this Item 9.01 will be filed as soon as practicable, but not later than the time required by Item 9.01 of

Form 8-K.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description
2.1	Agreement and Plan of Merger dated as of April 24, 2007 among Jarden Corporation, K2 Inc. and K2 Merger Sub, Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on April 27, 2007, and incorporated herein by reference).

2.2	Amendment No. 1, dated as of July 30, 2007, to the Agreement and Plan of Merger dated as of April 24, 2007 among Jarden Corporation, K2 Inc. and K2 Merger Sub, Inc. (filed as exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on August 1, 2007, and incorporated herein by reference).

10.1	Amendment No. 8 to Credit Agreement, dated as of August 8, 2007, among Jarden Corporation, Lehman Commercial Paper, Inc., as administrative agent, Citicorp USA, Inc., as syndication agent, and each incremental lender identified on the signature pages thereto.

10.2	Consent, Agreement and Affirmation of Guaranty.

10.3	Amended and Restated Loan Agreement, dated as of August 8, 2007, by and among Jarden Corporation, as initial servicer, Jarden Receivables, LLC, as borrower, Three Pillars Funding, LLC, as lender, and SunTrust Robinson Humphrey, Inc., as administrative agent.

Exhibit	Description
10.4	Amended and Restated Receivables Contribution and Sales Agreement, dated as of August 8, 2007, by and among Earth Products, Inc., JT Sports, LLC, K-2 Corporation, K-2 International, Inc., K-2 Internet Company, LLC, K2 Snowshoes, Inc., Ride Manufacturing, Inc, Sitca Corporation, Marmot Mountain, LLC, Sports Recreation Company Ltd., Rawlings Sporting Goods Company, Inc., Shakespeare Industries, Inc., Penn Fishing Tackle Mfg. Co., Sea Striker Inc., Shakespeare All Star Acquisition LLC, Shakespeare Company, LLC, Shakespeare Conductive Fibers, LLC, Sevca, LLC, SMCA, Inc., Stearns Inc., Hearthmark, LLC, Pure Fishing, Inc., The United States Playing Card Company, Pine Mountain Corporation, The Coleman Company, Inc., Sunbeam Products, Inc., as originators, and Jarden Receivables, LLC, as buyer.

10.5	Amended and Restated Lender Note, dated as of August 8, 2007, executed by Jarden Receivables, LLC, as borrower, in favor of Three Pillars Funding, LLC, as lender.

10.6	Performance Undertaking, dated as of August 8, 2007, executed by Jarden Corporation, as performance guarantor, in favor of Jarden Receivables LLC, as beneficiary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2007

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Senior Vice President

EXHIBIT INDEX

Number	Exhibit
2.1	Agreement and Plan of Merger dated as of April 24, 2007 among Jarden Corporation, K2 Inc. and K2 Merger Sub, Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on April 27, 2007, and incorporated herein by reference).

2.2	Amendment No. 1, dated as of July 30, 2007, to the Agreement and Plan of Merger dated as of April 24, 2007 among Jarden Corporation, K2 Inc. and K2 Merger Sub, Inc. (filed as exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on August 1, 2007, and incorporated herein by reference).

10.1	Amendment No. 8 to Credit Agreement, dated as of August 8, 2007, among Jarden Corporation, Lehman Commercial Paper, Inc., as administrative agent, Citicorp USA, Inc., as syndication agent, and each incremental lender identified on the signature pages thereto.

10.2	Consent, Agreement and Affirmation of Guaranty.

10.3	Amended and Restated Loan Agreement, dated as of August 8, 2007, by and among Jarden Corporation, as initial servicer, Jarden Receivables, LLC, as borrower, Three Pillars Funding, LLC, as lender, and SunTrust Robinson Humphrey, Inc., as administrative agent.

10.4	Amended and Restated Receivables Contribution and Sales Agreement, dated as of August 8, 2007, by and among Earth Products, Inc., JT Sports, LLC, K-2 Corporation, K-2 International, Inc., K-2 Internet Company, LLC, K2 Snowshoes, Inc., Ride Manufacturing, Inc, Sitca Corporation, Marmot Mountain, LLC, Sports Recreation Company Ltd., Rawlings Sporting Goods Company, Inc., Shakespeare Industries, Inc., Penn Fishing Tackle Mfg. Co., Sea Striker Inc., Shakespeare All Star Acquisition LLC, Shakespeare Company, LLC, Shakespeare Conductive Fibers, LLC, Sevca, LLC, SMCA, Inc., Stearns Inc., Hearthmark, LLC, Pure Fishing, Inc., The United States Playing Card Company, Pine Mountain Corporation, The Coleman Company, Inc., Sunbeam Products, Inc., as originators, and Jarden Receivables, LLC, as buyer.

10.5	Amended and Restated Lender Note, dated as of August 8, 2007, executed by Jarden Receivables, LLC, as borrower, in favor of Three Pillars Funding, LLC, as lender.

10.6	Performance Undertaking, dated as of August 8, 2007, executed by Jarden Corporation, as performance guarantor, in favor of Jarden Receivables LLC, as beneficiary.